UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 1, 2004

Impax Laboratories, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0–27354	65-0403311

(Commission File Number)	(IRS Employer Identification No.)

30381 Huntwood Avenue	Hayward, CA 94544

(Address of Principal Executive Offices)	(Zip Code)

(510) 476–2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

     On September 1, 2004, Impax Laboratories, Inc. (the “Company”) issued a press release announcing that the United States District Court for the District of Delaware ruled that Aventis Pharmaceutical’s patent related to the use of Rilutek for the treatment of amyotrophic lateral sclerosis (ALS) is valid, enforceable and infringed by the Company’s proposed generic product. The Company had sought a declaratory judgment seeking a judicial declaration of invalidity against Aventis regarding this patent. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Impax Laboratories, Inc.

Date: September 1, 2004
	By:	/s/ Cornel C. Spiegler

Cornel C. Spiegler
Chief Financial Officer